EXHIBIT 10.25

                            FORM OF PLEDGE AGREEMENT

                 PLEDGE AGREEMENT, made as of July 11, 1996, by GERALD M. DUNNE, JR., a stockholder of GROUP LONG DISTANCE, INC. (the "Company") ("Grantor") and THE COMPANY to Tel-Save, Inc., a Pennsylvania corporation ("Tel-Save").

                              PRELIMINARY STATEMENT

                 Tel-Save and the Company have entered into a Agreement, dated as of the date hereof (the "Agreement"), pursuant to which Tel-Save will make an advance of money (the "Advance") to the Company. It is a condition precedent to Tel-Save making such advance under the Agreement that Grantor and the Company shall have granted the security interest contemplated by this Pledge Agreement.

                 NOW, THEREFORE, in consideration of the premises and in order to induce Tel-Save to enter into the Agreement and extend credit thereunder, Grantor and the Company hereby agrees as follows:

                 1. COLLATERAL. Grantor hereby grants to Tel-Save a security interest in all of Grantor's right, title and interest in, to and under the securities described in Schedule I hereto (together with its products, proceeds and accessions, the "Collateral").

                 2. SECURITY FOR OBLIGATIONS. This Pledge Agreement secures the payment of all obligations of the Company now or hereafter existing under the Agreement or otherwise, whether for services, principal, interest, fees, expenses or otherwise, and all obligations of Grantor now or hereafter existing hereunder and the Agreement (all such obligations of Grantor and the Company being the "Obligations").

                 3. REPRESENTATIONS AND WARRANTIES.

                 (a) Grantor represents and warrants as follows:

                      (i) Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Pledge Agreement. No effective financing statement

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or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Tel-Save relating to this Pledge Agreement.

                      (ii) This Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken by Grantor.

                      (iii) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the grant by Grantor of the assignment or security interest granted hereby, (ii) the execution, delivery or performance of this Pledge Agreement by Grantor, or (iii) the perfection of or the exercise by Tel-Save of its rights and remedies hereunder.

                      (iv) This Pledge Agreement, when executed and delivered in accordance with the provisions hereof, shall constitute a valid and binding obligation of the Grantor, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditor's rights generally and rights of acceleration and availability of equitable remedies may be limited by principals of general applicability.

                 (b) The Company's represents and warrants:

                      (i) All of the Collateral has been validly issued, and is fully paid and non-assessable, and is subject to no warrants, options to purchase, or similar rights of any person.

                      (ii) This Pledge Agreement, when executed and delivered in accordance with the provisions hereof, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditor's rights generally and rights of acceleration and availability of equitable remedies may be limited by principals of general applicability.

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                 4. FURTHER ASSURANCES.

                 (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Tel-Save may reasonably request, in order to perfect and protect the security interest granted or purported to be granted hereby or to enable Tel-Save to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Tel-Save may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

                 (b) Grantor hereby authorizes Tel-Save to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor where permitted by law. A carbon, photographic or other reproduction of this Pledge Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                 5. AS TO THE COLLATERAL. Grantor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, or (except for Grantor's contractual obligations to its agents and dealers) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure debt of any person, except for the assignment and security interest created by this Pledge Agreement, without notice to and prior written consent of Tel-Save.

                 6. TEL-SAVE APPOINTED ATTORNEY-IN-FACT. Grantor hereby irrevocably appoints Tel-Save Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in the discretion of Tel-Save to take any action and to execute any instrument which Tel-Save may deem necessary or

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advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral, to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection therewith, to provide services directly to the Company's End Users and bill for such services, and to file any claims or take any action or institute any proceedings that Tel-Save may deem to be necessary or desirable for the collection thereof.

                 7. TEL-SAVE MAY PERFORM. If Grantor fails to perform any agreement contained herein, Tel-Save may itself perform, or cause performance of, such agreement, and the expenses of Tel-Save incurred in connection therewith shall be payable by Grantor under Section 10(b).

                 8. TEL-SAVE'S DUTIES. The powers conferred on Tel-Save hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Tel-Save shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                 9. REMEDIES. If any event of default by Grantor under the Pledge Agreement (each an "Event of Default") shall have occurred and be continuing, Tel-Save may exercise any or all of the following rights and remedies, which shall be cumulative and in addition to any other rights and remedies Tel-Save may have at law or in equity:

                 (a) Grantor acknowledges that an Event of Default will result in serious disruption to the business of Tel-Save and could materially impair the ability of Tel-Save to meet its obligations to third parties. Tel-Save, therefore, may take title to, and assume all of the rights of Grantor in the collateral as liquidated damages, but not as a penalty. Grantor agrees that this remedy shall be deemed commercially reasonable for purposes of the Uniform Commercial Code.

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                 (b) Tel-Save may exercise any and all rights and remedies of
Grantor in respect of the Collateral.

                 (c) All payments made in respect of the Collateral and received by Tel-Save may, in the discretion of Tel-Save, be held by Tel-Save as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Tel-Save pursuant to Section 10) in whole or in part by Tel-Save against, all or any part of the Obligations in such order as Tel-Save shall elect. Any surplus of such payments held by Tel-Save and remaining after payment in full of all the Obligations shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                 (d) Tel-Save may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (whether or not the Code applies to the affected Collateral).

                 (e) Tel-Save may, upon 10 business days' prior written notice to Grantor of the time and place, with respect to the Collateral that shall then be or that shall thereafter come into the possession, custody or control of Tel-Save, sell, lease, assign or otherwise dispose of all or any part of such Collateral.

                 (f) Tel-Save may provision and bill directly any End Users of the Company, _______________________________ thereby rendering such End Users Tel-Save's direct customers until such Event of Default has been cured or the balance due under the Advance is paid in full.

                 All payments received by Grantor in connection with the Accounts or otherwise in respect of the Collateral shall be received in trust for the benefit of Tel-Save, shall be segregated from other funds of Grantor and shall be forthwith paid over to Tel-Save in the same form as so received (with any necessary indorsement).

                 10. INDEMNITY AND EXPENSES

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                 (a) Grantor agrees to indemnify Tel-Save from and against any and all claims, losses and liabilities growing out of or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of Tel-Save.

                 (b) Grantor will upon demand pay to Tel-Save the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Tel-Save may incur in connection with (i) the enforcement of this Pledge Agreement, (ii) the custody or preservation of, or the collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Tel-Save hereunder or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

                 11. SECURITY INTEREST ABSOLUTE. All rights of Tel-Save and the security interest hereunder, and all obligations of Grantor hereunder, shall be absolute and unconditional, irrespective of:

                 (a) any lack of validity or enforceability of the Pledge Agreement or any other agreement or instrument relating thereto;

                 (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Agreement or any other agreement or instrument relating thereto;

                 (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

                 (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor or a third-party grantor of a security interest.

                 12. AMENDMENTS AND WAIVER. No amendment or waiver of any provision of this Pledge Agreement nor

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consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Tel-Save, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 13. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and,

                           if to the Company, mailed or faxed or
                           delivered to it, addressed to it at:

1451 West Cypress Creek Road
                           Suite 200
                           Fort Lauderdale, Florida 33309
                           Attention:  President

                           Telephone Number:  (954) 771-9696
                           Facsimile Number:  (954) 771-9910

                           if to Tel-Save, mailed or faxed or
                           delivered to it, addressed to it at:

                           6805 Route 202
                           New Hope, Pennsylvania 18938
                           Attention:  General Counsel

                           Telephone Number:  (215) 862-1500
                           Facsimile Number:  (215) 862-1083

                           and

                           if to Stockholder to:

                           Mr. Gerald M. Dunne, Jr.
                           3201 N.W. 107th Avenue
                           Coral Springs, Florida  33065

or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or faxed, respectively, be effective when deposited in the mails or faxed, respectively, addressed as aforesaid.

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                 14. CONTINUING SECURITY INTEREST. This Pledge Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Grantor, its successors and permitted assigns and (iii) inure to the benefit of Tel-Save and its successors, transferees and assigns. Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, Tel-Save will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

                 15. GOVERNING LAW; TERMS. This Pledge Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, are governed by the laws of a jurisdiction other than the Commonwealth of Pennsylvania. Unless otherwise defined herein terms used in Article 9 of the Uniform Commercial Code in Pennsylvania are used herein as therein defined.

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                 IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                             ----------------------------
                                                     as Grantor

                                             GROUP LONG DISTANCE, INC.

By:
   -----------------------
   Name:
   Title:

TEL-SAVE HOLDINGS, INC.
By:
   -----------------------
   Name:
   Title:

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                                                                      SCHEDULE I
                                   SECURITIES

NAME OF STOCKHOLDER           TYPE OF EQUITY            NUMBER OF
- -------------------           --------------            ----------
SHARES
- ------

Mr. Gerald M. Dunne           Common Stock of           211,754
                              Group Long Distance,
                              Inc.

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